Exhibit 10.12

ROMEO SYSTEMS, INC.

2016 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

EMPLOYEE NAME

______________________

______________________

You have been granted an option to purchase Class A Common Stock of Romeo Systems, Inc., a Delaware corporation (the “Company”), as follows:

Date of Grant:
Exercise Price Per Share:	USD$
Total Number of Shares:	XXX
Total Exercise Price:	USD$XXX
Type of Option:	_______ Incentive Stock Option
_______ Nonstatutory Stock Option
Expiration Date:
Vesting Commencement Date:	<<START DATE>>
Vesting/Exercise Schedule:

So long as your Continuous Service Status does not terminate (and provided that no vesting shall occur following the Termination Date (as defined in Section 5 of the Stock Option Agreement) unless otherwise determined by the Company in its sole discretion), the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule: 12/36th of the Total Number of Shares shall vest and become exercisable on the 12–month anniversary of the Vesting Commencement Date and 1/36th of the Total Number of Shares shall vest and become exercisable on the same day of each month thereafter (and if there is no corresponding day, the last day of the month).

Termination Period:

You may exercise this Option for 3 month(s) after the Termination Date except as set out in Section 5 of the Stock Option Agreement (but in no event later than the Expiration Date). You are responsible for keeping track of these exercise periods following the Termination Date. The Company will not provide further notice of such periods.

Transferability:

You may not transfer this Option except as set forth in Section 6 of the Stock Option Agreement (subject to compliance with Applicable Laws). You must obtain Company approval prior to any transfer of the Shares received upon exercise of this Option.

[Signature Page Follows]

By your signature and the signature of the Company’s representative or by otherwise accepting or exercising this Option, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Notice and the Romeo Systems, Inc. 2016 Stock Plan and Stock Option Agreement (which includes the Country-Specific Addendum, as applicable), both of which are attached to and made a part of this Notice.

In addition, you agree and acknowledge that your rights to any Shares underlying this Option will vest only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause, subject to Applicable Laws. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the IRS under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company, its Board, officers, employees, agents and stockholders shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS or any other person (including, without limitation, a successor corporation or an acquirer in a Change of Control) were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS. For purposes of this paragraph, the term “Company” will be interpreted to include any Parent, Subsidiary or Affiliate.

THE COMPANY:

ROMEO SYSTEMS, INC.

By:
(Signature)
Name:
Title:

OPTIONEE:

(PRINT NAME)

(Signature)

Address:

ROMEO SYSTEMS, INC.

2016 STOCK PLAN

STOCK OPTION AGREEMENT

1.         Grant of Option. Romeo Systems, Inc., a Delaware corporation (the “Company”), hereby grants to the person (“Optionee”) named in the Notice of Stock Option Grant (the “Notice”), an option (the “Option”) to purchase the total number of shares of Class A Common Stock (the “Shares”) set forth in the Notice, at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Romeo Systems, Inc. 2016 Stock Plan (the “Plan”) adopted by the Company, which is incorporated in this Stock Option Agreement (this “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement or the Notice shall have the meanings defined in the Plan.

2.         Designation of Option. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of USD$100,000, the Shares in excess of USD$100,000 shall be treated as subject to a nonstatutory stock option, in accordance with Section 5(c) of the Plan.

3.         Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 7(c) of the Plan as follows:

(a)        Right to Exercise.

(i)         This Option may not be exercised for a fraction of a share.

(ii)       In the event of Optionee’s death, Disability or other termination of Continuous Service Status, the exercisability of this Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

(iii)      In no event may this Option be exercised after the Expiration Date set forth in the Notice.

(b)        Method of Exercise.

(i)         This Option shall be exercisable by execution and delivery of the Exercise Agreement attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Company in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.

(ii)       As a condition to the grant, vesting and exercise of this Option and as further set forth in Section 9 of the Plan, Optionee hereby agrees to make adequate provision for the satisfaction of (and will indemnify the Company and any Subsidiary or Affiliate for) any applicable taxes or tax withholdings, social contributions, required deductions, or other payments, if any (“Tax-Related Items”), which arise upon the grant, vesting or exercise of this Option, ownership or disposition of Shares, receipt of dividends, if any, or otherwise in connection with this Option or the Shares, whether by withholding, direct payment to the Company, or otherwise as determined by the Company in its sole discretion. Regardless of any action the Company or any Subsidiary or Affiliate takes with respect to any or all applicable Tax-Related Items, Optionee acknowledges and agrees that the ultimate liability for all Tax-Related Items is and remains Optionee’s responsibility and may exceed any amount actually withheld by the Company or any Subsidiary or Affiliate. Optionee further acknowledges and agrees that Optionee is solely responsible for filing all relevant documentation that may be required in relation to this Option or any Tax-Related Items (other than filings or documentation that is the specific obligation of the Company or any Subsidiary or Affiliate pursuant to Applicable Law), such as but not limited to personal income tax returns or reporting statements in relation to the grant, vesting or exercise of this Option, the holding of Shares or any bank or brokerage account, the subsequent sale of Shares, and the receipt of any dividends. Optionee further acknowledges that the Company makes no representations or undertakings regarding the treatment of any Tax-Related Items and does not commit to and is under no obligation to structure the terms or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Optionee also understands that Applicable Laws may require varying Share or option valuation methods for purposes of calculating Tax-Related Items, and the Company assumes no responsibility or liability in relation to any such valuation or for any calculation or reporting of income or Tax-Related Items that may be required of Optionee under Applicable Laws. Further, if Optionee has become subject to Tax-Related Items in more than one jurisdiction, Optionee acknowledges that the Company or any Subsidiary or Affiliate may be required to withhold or account for Tax-Related Items in more than one jurisdiction. In addition, as a condition to the exercise of this Option and issuance of Shares, Optionee is required to execute and deliver to the Company an irrevocable proxy and power of attorney (the “Proxy”), in the form attached hereto as Exhibit B, appointing as Optionee’s proxy, attorney and agent, the person(s) designated in Exhibit B.

(iii)      The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. Furthermore, Optionee understands that the Applicable Laws of the country in which Optionee is residing or working at the time of grant, vesting, and/or exercise of this Option (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent exercise of this Option. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares, subject to Applicable Laws.

(iv)       Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable obligations described in Section 3(b)(ii) above.

4.         Method of Payment. Unless otherwise specified by the Company in its sole discretion to comply with Applicable Laws or facilitate the administration of the Plan, payment of the Exercise Price shall be by cash or check or, following the initial public offering of the Company’s Common Stock, by Cashless Exercise pursuant to which the Optionee delivers an irrevocable direction to a securities broker (on a form prescribed by the Company and according to a procedure established by the Company).

Optionee understands and agrees that, if required by the Company or Applicable Laws, any cross-border cash remittance made to exercise this Option or transfer proceeds received upon the sale of Shares must be made through a locally authorized financial institution or registered foreign exchange agency and may require Optionee to provide to such entity certain information regarding the transaction. Moreover, Optionee understands and agrees that the future value of the underlying Shares is unknown and cannot be predicted with certainty and may decrease in value, even below the Exercise Price. Optionee understands that neither the Company nor any Subsidiary or Affiliate is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or any Subsidiary or Affiliate in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the Option (or the calculation of income or Tax-Related Items thereunder).

5.         Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 5. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event may any Option be exercised after the Expiration Date of this Option as set forth in the Notice. For the avoidance of doubt and for purposes of this Option only, termination of Continuous Service Status and the Termination Date

will be deemed to occur as of the date Optionee is no longer actively providing services as an Employee or Consultant (except, in certain circumstances, to the extent Optionee is on a Company-approved leave of absence and subject to any Company policy or Applicable Laws regarding such leaves) and will not be extended by any notice period or “garden leave” that may be required contractually or under Applicable Laws, unless otherwise determined by the Company in its sole discretion.

(a)        General Termination. In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s Disability or death or Optionee’s termination for Cause, Optionee may, to the extent Optionee is vested in the Optioned Stock, exercise this Option during the Termination Period set forth in the Notice.

(b)        Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within 12 month(s) following the Termination Date, exercise this Option to the extent Optionee is vested in the Optioned Stock.

(c)        Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within 3 month(s) following Optionee’s Termination Date, this Option may be exercised at any time within 12 month(s) following the Termination Date, or if later, 12 month(s) following the date of death by any beneficiaries designated in accordance with Section 16 of the Plan or, if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee is vested in the Optioned Stock.

(d)        Termination for Cause. In the event of termination of Optionee’s Continuous Service Status for Cause, this Option (including any vested portion thereof) shall immediately terminate in its entirety upon first notification to Optionee of such termination for Cause. If Optionee’s Continuous Service Status is suspended pending an investigation of whether Optionee’s Continuous Service Status will be terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.

6.         Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

7.         Lock-Up Agreement. If so requested by the Company or the underwriters in connection with the initial public offering of the Company’s securities registered under the Securities Act of 1933, as amended, Optionee shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, plus such additional period, to the extent required by FINRA rules, up to a maximum of 216 days from the effective date of the registration statement, and Optionee shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering.

8.         Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Administrator regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.

9.         Imposition of Other Requirements. The Company reserves the right, without Optionee’s consent, to cancel or forfeit outstanding grants or impose other requirements on Optionee’s participation in the Plan, on this Option and the Shares subject to this Option and on any other Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Laws or facilitate the administration of the Plan. Optionee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Optionee acknowledges that the Applicable Laws of the country in which Optionee is residing or working at the time of grant, holding, vesting, and exercise of the Option or the holding or sale of Shares received pursuant to the Option (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Optionee to additional procedural or regulatory requirements that Optionee is and will be solely responsible for and must fulfill. If applicable, such requirements may be outlined in but are not limited to the Country-Specific Addendum (the “Addendum”) attached hereto, which forms part of this Agreement. Notwithstanding any provision herein, Optionee’s participation in the Plan shall be subject to any applicable special terms and conditions or disclosures as set forth in the Addendum. The Optionee also understands and agrees that if the Optionee works, resides, moves to, or otherwise is or becomes subject to Applicable Laws or Company policies of another jurisdiction at any time, certain country-specific notices, disclaimers and/or terms and conditions may apply to him as from the date of grant, unless otherwise determined by the Company in its sole discretion.

10.         Electronic Delivery and Translation. The Company may, in its sole discretion, decide to deliver any documents related to Optionee’s current or future participation in the Plan, this Option, the Shares subject to this Option, any other Company Securities or any other Company-related documents, by electronic means. By accepting this Option, whether electronically or otherwise, Optionee hereby (i) consents to receive such documents by electronic means, (ii) consents to the use of electronic signatures, and (iii) if applicable, agrees to participate in the Plan and/or receive any such documents through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions. To the extent Optionee has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Option in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.

11.         No Acquired Rights or Employment Rights. In accepting the Option, Optionee acknowledges that the Plan is established voluntarily by the Company, is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time. The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, other Awards or benefits in lieu of Options, even if Options have been granted repeatedly in the past, and all decisions with respect to future grants of Options or other Awards, if any, will be at the sole discretion of the Company. In addition, Optionee’s participation in the Plan is voluntary, and the Option and the Shares subject to the Option are extraordinary items that do not constitute regular compensation for services rendered to the Company or any Subsidiary or Affiliate and are outside the scope of Optionee’s employment contract, if any. The Option and the Shares subject to the Option are not intended to replace any pension rights or compensation and are not part of normal or expected salary or compensation for any purpose, including but not limited to calculating severance payments, if any, upon termination.

Nothing contained in this Agreement is intended to constitute or create a contract of employment, nor shall it constitute or create the right to remain associated with or in the employ of the Company or any Subsidiary or Affiliate for any particular period of time. This Agreement shall not interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate Optionee’s employment or service at any time, subject to Applicable Laws.

12.         Data Privacy. Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, whether in electronic or other form, of Optionee’s personal data (as described below) by and among, as applicable, the Company and any Subsidiary or Affiliate or third parties as may be selected by the Company for the exclusive purpose of implementing, administering, and managing Optionee’s participation in the Plan. Optionee understands that refusal or withdrawal of consent may affect Optionee’s ability to participate in the Plan or to realize benefits from the Option.

Optionee understands that the Company and any Subsidiary or Affiliate may hold certain personal information about Optionee, including, but not limited to, Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary or Affiliate, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor (“Personal Data”). Optionee understands that Personal Data may be transferred to any Subsidiary or Affiliate or third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, Optionee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Optionee’s country.

13.       Miscellaneous.

(a)        Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.

(b)        Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

(c)        Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

(d)        Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

(e)        Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f)        Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g)        Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h)        Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile or scanned copy will have the same force and effect as execution of an original, and a facsimile or scanned signature will be deemed an original and valid signature.

Country-Specific Addendum

This Addendum includes additional country-specific notices, disclaimers, and/or terms and conditions that apply to individuals who are working or residing in the countries listed below and that may be material to Optionee’s participation in the Plan. Such notices, disclaimers, and/or terms and conditions may also apply, as from the date of grant, if the Optionee moves to or otherwise is or becomes subject to the Applicable Laws or Company policies of the country listed. However, because foreign exchange regulations and other local laws are subject to frequent change, Optionee is advised to seek advice from his or her own personal legal and tax advisor prior to accepting or exercising an Option or holding or selling Shares acquired under the Plan. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Optionee’s acceptance of the Option or participation in the Plan. Unless otherwise noted below, capitalized terms shall have the same meaning assigned to them under the Plan, the Notice of Stock Option Grant and the Stock Option Agreement. This Addendum forms part of the Stock Option Agreement and should be read in conjunction with the Stock Option Agreement and the Plan.

Securities Law Notice: Unless otherwise noted, neither the Company nor the Shares are registered with any local stock exchange or under the control of any local securities regulator outside the United States. The Stock Option Agreement (of which this Addendum is a part), the Notice of Stock Option Grant, the Plan, and any other communications or materials that you may receive regarding participation in the Plan do not constitute advertising or an offering of securities outside the United States, and the issuance of securities described in any Plan-related documents is not intended for public offering or circulation in your jurisdiction

EXHIBIT A

ROMEO SYSTEMS, INC.

2016 STOCK PLAN

EXERCISE AGREEMENT

This Exercise Agreement (this “Agreement”) is made as of _______________, by and between Romeo Systems, Inc., a Delaware corporation (the “Company”), and <<EMPLOYEE NAME>> (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2016 Stock Plan (the “Plan”) and the Option Agreement (as defined below).

1.         Exercise of Option. Subject to the terms and conditions hereof and subject to Purchaser’s execution and delivery to the Company of the irrevocable proxy and power of attorney (the “Proxy”) attached hereto as Exhibit B, Purchaser hereby elects to exercise his or her option to purchase _____________ shares of the Class A Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Notice of Stock Option Grant and the Stock Option Agreement granted November 16, 2018 (the “Option Agreement”). The purchase price for the Shares shall be USD$__________ per Share for a total purchase price of USD$___________. The term “Shares” refers to the purchased Shares and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2.         Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement and the Proxy, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax, withholding, required deductions or other payments, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. The Company will deliver to Purchaser a stock certificate or, upon request in the case of uncertificated securities, a notice of issuance, for the Shares as soon as practicable following such date.

3.         Limitations on Transfer. Purchaser acknowledges and agrees that the Shares purchased under this Agreement are subject to (i) the transfer restrictions set forth in Section 12 of the Plan, (ii) the terms and conditions that apply to the Company’s Common Stock, as set forth in the Company’s Amended and Restated Bylaws, including (without limitation) certain transfer restrictions set forth in Section 8.9 of the Company’s Amended and Restated Bylaws, as may be in effect at the time of any proposed transfer (the “Bylaw Provisions”), and (iii) any other limitation or restriction on transfer created by Applicable Laws. Purchaser shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with, Section 12 of the Plan, the Bylaw Provisions, Applicable Laws, and the provisions below.

(a)        Transfer Restrictions; Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall first, to the extent the Company’s approval is required by the Plan or any applicable Bylaw Provisions, have the right to approve such sale or transfer, in full or in part, and shall then have the right to purchase all or any part of the Shares proposed to be sold or transferred, in each case, in its sole and absolute discretion (the “Right of First Refusal”). If the Holder would like to sell or transfer any Shares, the Holder must provide the Company or its assignee(s) with a Notice (as defined below) requesting approval to sell or transfer the Shares and offering the Company or its assignee(s) a Right of First Refusal on the same terms and conditions set forth in this Section 3(a). The Company may either (1) exercise its Right of First Refusal in full or in part and purchase such Shares pursuant to this Section 3(a), (2) decline to exercise its Right of First Refusal in full or in part and permit the transfer of such Shares to the Proposed Transferee (as defined below) in full or in part or (3) decline to exercise its Right of First Refusal in full or in part and, to the extent the Company’s approval is required by the Plan or any applicable Bylaw Provisions, decline the request to sell or transfer the Shares in full or in part.

(i)         Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be sold or transferred to each Proposed Transferee; (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”); and (E) the Holder’s offer to the Company or its assignee(s) to purchase the Shares at the Purchase Price and upon the same terms (or terms that are no less favorable to the Company).

(ii)       Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) shall deliver a written notice to the Holder indicating whether the Company and/or its assignee(s) elect to permit or reject the proposed sale or transfer, in full or in part, and/or elect to accept or decline the offer to purchase any or all of the Shares proposed to be sold or transferred to any one or more of the Proposed Transferees, at the Purchase Price, provided that if the Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.

(iii)      Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(iv)       Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be sold or transferred to a given Proposed Transferee are both (A) not purchased by the Company and/or its assignee(s) as provided in this Section 3(a) and (B) approved by the Company to be sold or transferred, then the Holder may sell or otherwise transfer any such Shares to the applicable Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice; provided that any such sale or other transfer is also effected in accordance with the Bylaw Provisions the transfer restrictions set forth in the Plan and any Applicable Laws and the Proposed Transferee agrees in writing that the Plan, the Bylaw Provisions and the provisions of the Option Agreement and this Agreement, including this Section 3 and the waiver of statutory information rights in Section 8 shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.

(v)        Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships, or any person sharing Holder’s household (other than a tenant or an employee). In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of the Plan, the Bylaw Provisions and the provisions of the Option Agreement and this Agreement, including this Section 3 and Section 8, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3, the Plan, and the Bylaw Provisions.

(b)        Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.

(c)        Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.

(d)        Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the Plan, the Bylaw Provisions, the provisions of the Option Agreement, the Proxy and this Agreement, including, without limitation, Sections 3 and 8 of this Agreement, Section 7 of the Option Agreement and Section 12 of the Plan. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(e)        Termination of Rights. The transfer restrictions set forth in Section  3(a) above and Section 12 of the Plan, the Right of First Refusal granted the Company by Section 3(a) above and the right to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 6(b) below and related to the restrictions in this Section 3 and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(ii) below and delivered to Holder.

(f)        Lock-Up Agreement. The lock-up provisions set forth in Section 7 of the Option Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.

4.         Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a)        Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.

(b)        Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c)        Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.

(d)        Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 4(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 4(e) below.

(e)        Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f)        Purchaser represents that Purchaser is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. Purchaser also agrees to notify the Company if Purchaser becomes subject to such disqualifications after the date hereof.

(g)        Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

5.         Voting Provisions. As a condition precedent to entering into this Agreement, at the request of the Company, Purchaser shall become a party to any voting agreement to which the Company is a party at the time of Purchaser’s execution and delivery of this Agreement, as such voting agreement may be thereafter amended from time to time (the “Voting Agreement”), by executing an adoption agreement or counterpart signature page agreeing to be bound by and subject to the terms of the Voting Agreement and to vote the Shares in the capacity of a “Common Holder” and a “Stockholder,” as such terms may be defined in the Voting Agreement.

6.         Restrictive Legends and Stop-Transfer Orders.

(a)        Legends. Any stock certificate or, in the case of uncertificated securities, any notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):

(i)         “THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)       “THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”

(iii)      THE TRANSFER OF THE SECURITIES REFERENCED HEREIN IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY’S BYLAWS AND STOCK PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS.”

(iv)       Any legend required by the Voting Agreement, as applicable.

(b)        Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)        Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(d)        Required Notices. Purchaser acknowledges that the Shares are issued and shall be held subject to all the provisions of this Section 6, the Certificate of Incorporation and the Bylaws of the Company and any amendments thereto, copies of which are on file at the principal office of the Company. A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any stockholder upon request and without charge, at the principal office of the Company, and the Company will furnish any stockholder, upon request and without charge, a copy of such statement. Purchaser acknowledges that the provisions of this Section 6 shall constitute the notices required by Sections 151(f) and 202(a) of the Delaware General Corporation Law and the Purchaser hereby expressly waives the requirement of Section 151(f) of the Delaware General Corporation Law

that it receive the written notice provided for in Sections 151(f) and 202(a) of the Delaware General Corporation Law within a reasonable time after the issuance of the Shares.

7.         No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

8.         Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the Delaware General Corporation Law (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.

9.         Miscellaneous.

(a)        Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States located in California and no other courts.

(b)        Entire Agreement. This Agreement, together with the Proxy, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

(c)        Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

(d)        Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

(e)        Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f)        Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g)        Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h)        Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile or scanned copy will have the same force and effect as execution of an original, and a facsimile or scanned signature will be deemed an original and valid signature.

(i)         Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means. Purchaser hereby consents to (i) conduct business electronically (ii) receive such documents and notices by such electronic delivery and (iii) sign documents electronically and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(j)         California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN

QUALIFIED WITH THE COMMISSIONER OF BUSINESS OVERSIGHT OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[SIGNATURE PAGE FOLLOWS]

The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

ROMEO SYSTEMS, INC.

By:
(Signature)

Name:
Title:

Address:

PURCHASER:

(PRINT NAME)

(Signature)

Address:

Email:

I, ____________________, spouse of <<EMPLOYEE>> (“Purchaser”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise or waiver of any rights under the Agreement.

Spouse of Purchaser (if applicable)

EXHIBIT B

ROMEO SYSTEMS, INC.

FOUNDER IRREVOCABLE PROXY AGREEMENT

This Founder Irrevocable Proxy Agreement (this “Agreement”) is dated as of _________________, 2018, and is by and among Romeo Systems, Inc., a Delaware corporation (the “Company”), <<EMPLOYEE>> (the “Stockholder”) and Michael Patterson (the “Founder”).

RECITALS

The Stockholder holds, or on or about the date hereof is purchasing or has entered into an agreement to purchase, shares of Class A Common Stock of the Company. This Agreement, among other things, requires the Stockholder to vote all such shares of Class A Common Stock which the Stockholder is acquiring pursuant to the Company’s Stock Option Agreement entered into on or about the date hereof (the “Agreement”)) (together all such shares referred to in this sentence and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution of such shares, the “Shares”) in the manner set forth herein. This Agreement is being entered into for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed to by the Stockholder.

1.          Voting.

1.1        Voting Arrangement on Shares. Each Stockholder hereby agrees that, from the date hereof until the termination of this Agreement in accordance with Section 4 (the “Proxy Term”), Proxyholder (as defined below) shall vote or not vote all Shares on any Matter (as defined below) in Proxyholder’s sole discretion.

As used in this Agreement, “Matter” means any matter submitted to a vote of stockholders of the Company at a meeting of stockholders or through the solicitation of a written consent of stockholders (whether of any individual class of stock or of multiple classes of stock voting together) except any amendment or waiver of any provision of or termination of this Agreement on behalf of the Stockholder as party to such agreement.

1.2        Appointment of Proxyholder. “Proxyholder” shall mean Michael Patterson. The person appointed as Proxyholder may be changed or replaced from time to time with the written consent of the Founder.

1.3        Grant of Irrevocable Proxy. To secure each Stockholder’s obligations to vote its Shares in accordance with this Agreement, each Stockholder hereby appoints Proxyholder as its proxy, with full power of substitution and re-substitution, during and for the Proxy Term, as such Stockholder’s true and lawful attorney-in-fact, for and in such Stockholder’s name, place and stead, to vote its Shares at any annual, special or other meeting of the stockholders of the Company called to vote, and at any adjournment or postponement thereof, and in connection with any action of the stockholders of the Company taken by written consent, in each case subject to the limitations set forth in Section 1.1. This proxy is irrevocable and is coupled with an interest.

1.4        Illustrative Examples. Matters on which Proxyholder shall be entitled to vote, pursuant to Section 1.1 include, but are not limited to, the following, which are presented here solely by way of example:

(a)         Election, replacement or removal of members of the Board of Directors of the Company;

(b)         Amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), including for the purpose of a reclassification or recapitalization;

(c)         Amendments to the Bylaws of the Company;

(d)         Mergers involving the Company or any sale or other disposition of all or substantially all of the Company’s assets;

(e)         Acquisitions by the Company or its subsidiaries; and

(f)         Adoption by the Company of a rights plan or similar takeover defensive arrangements, or amendments thereof.

2.          Additional Agreements.

2.1        Stock Splits, Dividends, Etc. In the event of any issuance of shares of the Company’s capital stock hereafter to any Stockholder (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like) in relation to its Shares, such additional shares shall automatically become subject to this Agreement.

2.2        Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives, and acknowledges that there is not, any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

2.3        Proxyholder Liability. In voting each Stockholder’s Shares in accordance with Section 1.1, Proxyholder shall not be liable for any error of judgment nor for any act done or omitted, nor for any mistake of fact or law nor for anything which Proxyholder may do or refrain from doing in good faith, nor shall any Founder have any accountability hereunder.

3.          Transfer of Shares to Affiliates.

3.1        Transfer. As used herein, a “Transfer” shall be deemed to have occurred if a Stockholder (a) sells, pledges, encumbers, assigns, grants an option with respect to, transfers or disposes of any of its Shares or any interest in such Shares or (b) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, assignment of, grant of an option with respect to, transfer of or disposition of such Shares or any interest therein.

3.2        Transfer Restrictions. Each Stockholder shall not cause or permit any Transfer of any of its Shares or enter into any agreement, option or arrangement with respect to a Transfer unless as a precondition to such Transfer, the transferee agrees in a writing to be bound by all of the terms of this Agreement, and a draft of such writing shall be provided to the Founder and Company for review and comment prior and as a precondition to any such Transfer. No such Transfer shall constitute or result in a release of any transferor from any of its obligations under this Agreement.

3.3 Legends. The parties acknowledge and agree that the Company will cause each certificate representing Shares to bear the following legend:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A FOUNDER IRREVOCABLE PROXY AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY, AS MAY BE AMENDED FROM TIME TO TIME (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), WHICH INCLUDES PROVISIONS THAT RESTRICT THE STOCKHOLDER'S RIGHT TO VOTE OR TRANSFER HIS, HER, OR ITS ENTIRE INTEREST IN THE SHARES EVIDENCED HEREBY, AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THE FOUNDER IRREVOCABLE PROXY AGREEMENT.”

3.4        Transfer of Voting Rights. Each Stockholder shall not deposit (or permit the deposit of) any of its Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of such Stockholder under this Agreement.

4.          Termination. This Agreement shall terminate in respect of the Founder and such Founder shall have no further rights and Stockholder shall have no further obligations with respect to the Founder, upon the earliest to occur of:

(a) a Liquidation Transaction pursuant to Section 2 of Article IV(B) of the Charter;

(b) the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company;

(c) the express written consent of the Founder (which he shall be under no obligation to provide); and

(d) the death or permanent and substantial incapacity of the Founder, as determined in good faith by the Company’s Board of Directors.

5.          Miscellaneous.

5.1        Securities Rules & Regulations. Each Stockholder agrees and understands that such Stockholder, the Company and/or the Proxyholder may become subject to the registration and/or reporting requirements, rules and regulations of the Exchange Act of 1934, as amended (the “Exchange Act”), the Securities Act of 1933, as amended, and/or any state and federal securities laws or regulations (collectively, the “Securities Laws”). The Stockholder agrees to use the Stockholder’s best efforts to comply with the Securities Laws and to assist the Proxyholder in complying with the Securities Laws in a timely and prompt manner. Such compliance may include, by way of example and without limiting the foregoing, the filing, updating and maintaining of Form 13G and/or Form 13D under the Exchange Act.

5.2        No Ownership Interest. Except as provided for in this Agreement, nothing contained in this Agreement shall be deemed to vest in any party other than the Stockholder any direct or indirect ownership or incidence of ownership of or with respect to any of the Shares held by the Stockholder and all rights, ownership and economic benefits of and relating to such Shares shall remain vested in and belong to the Stockholder.

5.3        Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” No provision of this Agreement shall be construed to require a Stockholder or Founder or any of their respective affiliates to take any action that would violate any applicable law.

5.4        Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any applicable law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

5.5        Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

5.6        Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. The Stockholder and the Proxyholder acknowledge and agree that this Agreement is being entered into at the request of the Proxyholder in his individual capacity as a securityholder of the Company, and is not being entered into at the request of the Company or any officer or member of its Board of Directors acting with regard to its respective role as such.

5.7        Governing Law; Jurisdiction; Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. In addition, each of the parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery or other courts of the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Court of Chancery or other courts of the State of Delaware and (d) to the fullest extent permitted by law, consents to service being made through the notice procedures set forth in Section 5.10. Each party hereto hereby agrees that, to the fullest extent permitted by law, service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 5.10 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.

5.8        Counterparts. This Agreement may be executed in two or more counterparts, including facsimile counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

5.9        Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by (a) the Stockholder and (b) the Founder.

5.10      Notice. Notwithstanding anything to the contrary contained herein, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient and received on the earlier of (a) the date of delivery, when delivered personally, by overnight mail, courier or sent by electronic mail (e-mail), telegram or fax, or (b) forty-eight (48) hours after being deposited in the U.S.

mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth on the signature page hereto, or as subsequently modified by written notice. Any electronic mail (e-mail) communication shall be deemed to be “in writing” for purposes of this Agreement.

5.11      Counsel to the Company; Waiver of Conflicts. Each party to this Agreement acknowledges and agrees that Orrick, Herrington & Sutcliffe LLP is acting as counsel solely to the Company and does not represent the Stockholder or the Proxyholder in connection with this Agreement or any other agreement. Each party to this Agreement has had the opportunity and has been encouraged to consult with his, her, or its own independent counsel. Each party to this Agreement acknowledges that Orrick, Herrington & Sutcliffe LLP, counsel for the Company, may have in the past performed and may continue to perform legal services for certain of the parties in matters unrelated to the transactions described in this Agreement. Accordingly, each party to this Agreement hereby (a) acknowledges that it has had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Orrick, Herrington & Sutcliffe LLP’s representation of the Stockholder or the Proxyholder in such unrelated matters and to Orrick, Herrington & Sutcliffe LLP’s representation of the Company in connection with this Agreement and the transactions contemplated hereby.

[Signature Page Follows]

The parties hereto have executed this Founder Irrevocable Proxy Agreement as of the date first written above.

THE COMPANY:

ROMEO SYSTEMS, INC.

By:
(Signature)

Michael Patterson
Chief Executive Officer

4380 Ayers Ave, Vernon, CA 90058

mwp@romeopower.com

SIGNATURE PAGE TO ROMEO SYSTEMS, INC.

FOUNDER IRREVOCABLE PROXY AGREEMENT

The parties hereto have executed this Founder Irrevocable Proxy Agreement as of the date first written above.

THE PROXYHOLDER:

MICHAEL PATTERSON

By:

Address:

4380 Ayers Ave, Vernon, CA 90058

mwp@romeopower.com

SIGNATURE PAGE TO ROMEO SYSTEMS, INC.

FOUNDER IRREVOCABLE PROXY AGREEMENT

The parties hereto have executed this Founder Irrevocable Proxy Agreement as of the date first written above.

THE STOCKHOLDER:

(PRINT NAME)

By:
Name:
Title:

Address:

email:

SIGNATURE PAGE TO ROMEO SYSTEMS, INC.

FOUNDER IRREVOCABLE PROXY AGREEMENT